SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BioSphere Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOSPHERE MEDICAL, INC.

1050 Hingham Street

Rockland, Massachusetts 02370

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2004

The 2004 Annual Meeting of Stockholders of BioSphere Medical, Inc. (the “Company”) will be held at Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on Wednesday, May 19, 2004 at 12:00 p.m., Boston time, to consider and act upon the following matters:

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 1, 2004 are entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company’s Common Stock.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

PAUL A. LOONEY
President, Chief Executive Officer and Chairman of the Board

Rockland, Massachusetts

April 19, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

BioSphere Medical, Inc.

1050 Hingham Street

Rockland, Massachusetts 02370

PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BioSphere Medical, Inc. (“BioSphere Medical” or the “Company”) for use at the 2004 Annual Meeting of Stockholders to be held on May 19, 2004 and at any adjournment or adjournments of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of the Company.

The Company’s Annual Report for the year ended December 31, 2003 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about April 19, 2004.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written request of the Secretary, BioSphere Medical, Inc., 1050 Hingham Street, Rockland, Massachusetts 02370.

Voting Securities and Votes Required

On April 1, 2004, there were outstanding and entitled to vote an aggregate of 14,018,177 shares of common stock of the Company, $.01 par value per share (“Common Stock”). Each share is entitled to one vote.

Under the Company’s Bylaws, the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

The affirmative vote of the holders of a plurality of votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes” on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter, such as the election of directors, have no effect on the voting of such matter.

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of December 31, 2003, with respect to the beneficial ownership of the Company’s Common Stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock and by (A) each director and nominee for director; (B) each executive officer named below in the Summary Compensation Table under the heading “Compensation of Executive Officers;” and (C) all directors and executive officers of the Company as a group.

The number of shares of the Company’s Common Stock beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission (the “Commission”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares which the individual has the right to acquire within 60 days after December 31, 2003 through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

	Shares of Common Stock Beneficially Owned
Name and Address	Number	Percent (1)
Sepracor Inc. 84 Waterford Drive Marlborough, MA 01752	3,224,333	23.3%
Stephen Feinberg (2) c/o Cerberus Capital Management, L.P. 200 Park Avenue New York, NY 10171	1,600,935	11.6%
Jean-Marie Vogel (3) 5 Oak Meadow Road Lincoln, MA 01773	830,276	6.0%
T. Rowe Price Associates, Inc. (4) 100 E. Pratt Street Baltimore, MD 21202	929,100	6.7%
Paul A. Looney (5)	265,000	1.9%
Timothy J. Barberich (6)	53,777	*
William M. Cousins, Jr. (5)	7,000	*
Alexander M. Klibanov, Ph.D. (5)	15,000	*
John H. MacKinnon	100	*
Riccardo Pigliucci (5)	43,000	*
David P. Southwell (7)	25,943	*
Robert M. Palladino (8)	132,186	1.0%
Thomas M. Keenan (5)	20,000	*
Jonathan R. McGrath (9)	207,520	1.5%
Peter C. Sutcliffe (5)	10,800	*
All current directors and executive officers as a group (11 persons) (10)	780,326	5.6%

*	Represents holdings of less than one percent of the Company’s outstanding Common Stock.
(1)	Percentage of beneficial ownership is based on 13,841,000 shares of Common Stock outstanding as of December 31, 2003. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days of December 31, 2003, are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage for any other person.
(2)

Based upon an Amendment No. 1 to Schedule 13D and a Form 4 filed by Stephen Feinberg with the Commission on July 11, 2001 and February 9, 2004, respectively. The securities listed represent (i) 152,800 shares of Common Stock held directly by Mr. Feinberg, (ii) 469,256 shares of Common Stock held by Cerberus Partners, L.P., (iii) 937,212 shares of Common Stock held by Cerberus

International, Ltd., (iv) 13,889 shares of Common Stock issuable upon the exercise of warrants held by Cerberus Partners, L.P. and (v) 27,778 shares of Common Stock issuable upon the exercise of warrants held by Cerberus International, Ltd. Mr. Feinberg, through one or more intermediate entities, exercises sole voting and investment control with respect all shares of Common Stock held by Cerberus Partners, L.P. and Cerberus International, Ltd.

(3)	Includes 499,082 shares of Common Stock that Mr. Vogel has the right to acquire upon exercise of stock options and warrants within 60 days after December 31, 2003.
(4)	Based upon a Schedule 13G filed by T. Rowe Price Associates, Inc. with the Commission on February 9, 2004.
(5)	Represents shares of Common Stock that such person has the right to acquire upon exercise of outstanding stock options within 60 days after December 31, 2003.
(6)	Includes 15,000 shares of Common Stock that Mr. Barberich has the right to acquire upon exercise of stock options and warrants within 60 days after December 31, 2003. Excludes 3,224,333 shares of Common Stock beneficially owned by Sepracor Inc., as to which such shares Mr. Barberich, Sepracor’s Chairman and Chief Executive Officer, disclaims beneficial ownership.
(7)	Includes 21,000 shares of Common Stock that Mr. Southwell has the right to acquire upon exercise of stock options and warrants within 60 days after December 31, 2003. Excludes 3,224,333 shares of Common Stock beneficially owned by Sepracor, as to which such shares Mr. Southwell, Sepracor’s Executive Vice President and Chief Financial Officer, disclaims beneficial ownership.
(8)	Includes (i) 4,000 shares of Common Stock held directly by Mr. Palladino, (ii) 666 shares of Common Stock held by Mr. Palladino’s children and (iii) 127,520 shares of Common Stock which Mr. Palladino has the right to acquire upon exercise of stock options within 60 days after December 31, 2003.
(9)	Includes 182,520 shares of Common Stock that Mr. McGrath has the right to acquire upon exercise of stock options within 60 days after December 31, 2003.
(10)	Excludes the 3,224,333 shares of Common Stock beneficially owned by Sepracor, as to which shares Messrs. Barberich and Southwell, executive officers of Sepracor, disclaim beneficial ownership. See footnotes (6) and (7) above. Includes an aggregate of 706,840 shares of Common Stock which all current executive officers and directors have a right to acquire upon exercise of outstanding stock options and warrants within 60 days after December 31, 2003.

Equity Compensation Plan Information

The following table summarizes, as of January 31, 2004, the options granted under the Company’s 1994 Stock Option Incentive Plan, 1994 Director Option Plan, 1997 Stock Option Incentive Plan and 2000 Employee Stock Purchase Plan, all of which were approved by the stockholders. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Averaged Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders
1997 Stock Incentive Plan	2,418,208	$4.26	1,429,436
1994 Stock Incentive Plan	223,300	$2.19	311,316
1994 Director Stock Option Plan	74,000	$3.32	—
2000 Employee Stock Purchase Plan	—	—	20,975

Total	2,715,508	$4.06	1,761,727
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	2,715,508		1,761,727

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently fixed at seven members. The persons named in the enclosed proxy will vote to elect as directors the seven nominees named below, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to elect as directors the director nominees named below.

Each director will be elected to hold office until the 2005 Annual Meeting of Stockholders and until his successor is duly elected and qualified. All of the nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable to serve, the shares of Common Stock represented by proxies may be voted for a substitute nominee designated by the Board of Directors.

There are no family relationships between or among any officers or directors of the Company.

Set forth below are the name and age of each member of the Board of Directors, each of whom is nominated for re-election to the Board of Directors, and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of December 31, 2003, appears above under the heading “Stock Ownership of Certain Beneficial Owners and Management.”

Nominees For Director

Paul A. Looney, age 64, has served as President, Chief Executive Officer and Chairman of the Board of Directors of BioSphere Medical since August 2002. Mr. Looney has served as a director since January 1994. From 1999 until his appointment as Chief Executive Officer of BioSphere Medical, Mr. Looney served as President and Chief Operating Officer of Biopure Corporation, a biopharmaceutical company. From May 1995 until July 1999, Mr. Looney was a consultant to various biotechnology companies. From 1993 to 1995, Mr. Looney served as President and Chief Executive Officer of Corning Costar Corporation, a life science products company and a wholly owned subsidiary of Corning, Inc.

Timothy J. Barberich, age 56, has served as a director of BioSphere Medical since its organization in December 1993. Mr. Barberich, a founder of Sepracor Inc., a specialty pharmaceutical company, has served as Chairman of Sepracor since October 1999, and has served as Chief Executive Officer and a director of Sepracor since January 1984. Mr. Barberich also served as President of Sepracor from January 1984 until October 1999. Sepracor owns approximately 23.3% of the outstanding Common Stock of BioSphere Medical. Mr. Barberich also served as a director of Vircuron Pharmaceuticals Inc. (formerly known as Versicor Inc.) until February 21, 2003, and currently serves as a director of Point Therapeutics, Inc.

William M. Cousins, Jr., age 79, has served as a director of BioSphere Medical since January 1994. Since 1974, Mr. Cousins has served as the President of William M. Cousins, Jr., Inc., a management consulting firm. Mr. Cousins is a member of the Board of Directors of Wellco Enterprises, Inc.

Alexander M. Klibanov, Ph.D., age 54, has served as a director of BioSphere Medical since January 1994. Since 1979, Dr. Klibanov has been a faculty member of the Massachusetts Institute of Technology where he is currently Professor of Chemistry and a member of the Biotechnology Process Engineering Center.

John H. MacKinnon, age 63, has served as a director of BioSphere Medical since October 2003. From 1968 to 1999, Mr. MacKinnon was employed at the firm of PricewaterhouseCoopers LLP where, from 1978 to 1999, he served as a partner. Mr. MacKinnon is a certified public accountant. Mr. MacKinnon is a member of the

Board of Directors of Lojack Corporation and National Datacomputer Corporation. Mr. MacKinnon also serves as a trustee of Emmanuel College, Laboure College and Blessed John XXIII National Seminary.

Riccardo Pigliucci, age 57, has served as a director of BioSphere Medical since August 1995. Since May 1998, Mr. Pigliucci has served as Chief Executive Officer of Discovery Partners International, a life sciences company and as its Chairman since May 1999. From February 1996 to April 1998, he served as Chief Executive Officer of Life Sciences International PLC, a global supplier of scientific equipment and consumables. Prior to that, Mr. Pigliucci served in a number of capacities at Perkin-Elmer Corporation, a global life sciences instrumentation company, most recently as President and Chief Operating Officer. Mr. Pigliucci is a member of the Board of Directors of Discovery Partners International, Dionex Corporation and Epoch Biosciences, Inc. and is a trustee of The Worcester Foundation for Biomedical Research.

David P. Southwell, age 43, has served as a director of BioSphere Medical since January 1997. He has served as Executive Vice President and Chief Financial Officer of Sepracor Inc. since October 1995 and served as Senior Vice President and Chief Financial Officer of Sepracor from July 1994 to October 1995. From August 1988 until July 1994, Mr. Southwell was associated with Lehman Brothers Inc., a securities firm, in various positions with the investment banking division, including in the position of Vice President.

Corporate Governance

The Board of Directors has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. During the past year, the Company’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002, new SEC rules and regulations and the new listing standards of the NASDAQ Stock Market. This section describes key corporate governance guidelines and practices that the Company has adopted.

Board Determination of Independence

Under NASDAQ Stock Market rules that become applicable to the Company on the date of the annual meeting, a director of the Company will only qualify as an “independent director” if, in the opinion of the Company’s Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board of Directors has determined that none of William M. Cousins, Jr., Alexander M. Klibanov, Ph.D., Riccardo Pigliucci or John H. MacKinnon has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Board and Committee Meetings

The Board of Directors held six meetings during 2003. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he served. The Company’s corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. All directors attended the 2003 annual meeting of stockholders, except in the case of Mr. MacKinnon, who was appointed to the Board in October 2003. In addition, in December 2003 Mr. Pigliucci was appointed Lead Director of the Board of Directors.

The Board of Directors has established three standing committees – Audit, Compensation and Nominating and Corporate Governance – each of which operates under a charter that has been approved by the Board. A copy of the Audit Committee charter, as in effect on the date of this proxy statement, is attached as Appendix A. A copy of the Nominating and Corporate Governance Committee charter, as in effect on the date of this proxy statement, is attached as Appendix B. A copy of the Compensation Committee charter, as in effect on the date of this proxy statement, is attached as Appendix C. The Company intends to post copies of each committee’s charter on the Investor Relations section of the Company’s website, www.biospheremed.com.

The Board of Directors has determined that all of the members of each of the Board’s three standing committees are independent as defined under the new rules of the NASDAQ Stock Market that become applicable to the Company on the date of the Annual Meeting, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In addition, all of the members of the Audit Committee are independent as defined by the rules of the NASDAQ Stock Market that apply to the Company until the date of the Annual Meeting.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, setting the compensation of, and assessing the independence of the Company’s independent auditor;

•	overseeing the work of the Company’s independent auditor, including through the receipt and consideration of certain reports from independent auditors;

•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing the Company’s internal audit function;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent auditor and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s internal accounting staff, independent auditors and management; and

•	preparing the audit committee report required by SEC rules (which is included on page 8 of this proxy statement).

The Board of Directors has determined that William M. Cousins, Jr. and John H. MacKinnon are “audit committee financial experts” as defined in Item 401(h) of Regulation S-K.

Through October 6, 2003, the members of the Audit Committee were Mr. Cousins (Chairman), Dr. Klibanov and Mr. Pigliucci. On October 6, 2003, the Board of Directors accepted Mr. Pigliucci’s resignation as a member of the Audit Committee and appointed Mr. MacKinnon as a new member of the Audit Committee. The Audit Committee met nine times during 2003.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer;

•	determining the compensation of the Chief Executive Officer;

•	reviewing and approving, or making recommendations to the Board with respect to, the compensation of the Company’s other executive officers;

•	overseeing an evaluation of the Company’s senior executives;

•	overseeing and administering the Company’s cash and equity incentive plans; and

•	reviewing and making recommendations to the Board with respect to director compensation.

During 2003, the members of the Compensation Committee were Mr. Pigliucci (Chairman), Mr. Cousins and Dr. Klibanov. On March 23, 2004, the Board of Directors accepted Mr. Pigliucci’s resignation as a member of the Compensation Committee and appointed Mr. MacKinnon as a member and Chairman of the Compensation Committee. The Compensation Committee met one time during 2003.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	reviewing and making recommendations to the Board with respect to management succession planning;

•	developing and recommending to the Board corporate governance principles; and

•	overseeing an annual evaluation of the Board.

The members of the Nominating and Corporate Governance Committee are Mr. MacKinnon (Chairman), Mr. Cousins, Dr. Klibanov and Mr. Pigliucci. The Nominating and Corporate Governance Committee was established by the Board of Directors in February 2004.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates will include requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in the Committee’s charter and in the Company’s corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Company’s corporate governance guidelines provide that any director who reaches the age of 75 while serving as a director, and for each year thereafter that he or she continues to serve as a director, shall tender his or her resignation to the Board effective at the end of his or her then current term. The Nominating and Corporate Governance Committee shall then recommend to the Board whether the Board should accept the resignation based on a review of whether the individual continues to satisfy the Board’s membership criteria. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least a year as of the date such recommendation is made, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, BioSphere Medical, Inc., 1050 Hingham Street, Rockland, Massachusetts 02370. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

At the Annual Meeting, stockholders will be asked to consider the election of John H. MacKinnon, who has been nominated for election as a director for the first time. Mr. MacKinnon was originally proposed to the Board by Mr. Looney, the Company’s President, Chief Executive Officer and Chairman of the Board, and the Board determined to include him among its nominees.

Communicating with the Independent Directors

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board (if an independent director), or the Lead Director (if one is appointed), or otherwise the Chairman of the Nominating and Governance Committee, with the assistance of the Company’s counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board (if an independent director), or the Lead Director (if one is appointed), or otherwise the Chairman of the Nominating and Governance Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Corporate Secretary, BioSphere Medical, Inc., 1050 Hingham Street, Rockland, Masschusetts 02370.

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Management is responsible for the Company’s internal controls and the financial reporting process. On the recommendation of the Audit Committee to the Board of Directors, the independent auditing firm of Ernst & Young LLP was selected as the Company’s independent auditors for the year ended December 31, 2003. Ernst & Young LLP is responsible for performing an independent audit of the Company’s financial statements in accordance with accounting principles generally accepted in the United States and for issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. In performing these functions, the Audit Committee acts in an oversight capacity. The Audit Committee, in its oversight role, relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States. The Audit Committee’s primary responsibilities include the following:

•	first, the Audit Committee is responsible for monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s independent auditors about draft annual financial statements, the independent auditors’ report on the Company’s annual financial statements, management’s selection, application and disclosure of critical accounting policies, changes in the Company’s accounting practices, principles, controls or methodologies and significant developments or changes in accounting rules applicable to the Company;

•	second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending to the Board of Directors their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services either proposed or being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

•	third, the Audit Committee oversees management’s implementation of effective systems of internal controls, including a review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and a review of the activities and recommendations of the Company’s internal auditing program.

In overseeing the preparation of the Company’s annual financial statements for the fiscal year ended December 31, 2003, the Audit Committee met with both management and the Company’s outside auditors for fiscal 2003, to review and discuss these financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with Ernst & Young LLP of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees) (“SAS 61”). SAS 61 requires the Company’s independent auditors to discuss with the Audit Committee, among other things, the following:

•	methods to account for significant and / or unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Audit Committee also discussed with Ernst & Young LLP matters relating to Ernst & Young’s independence from the Company, including the written disclosures and letter provided by Ernst & Young to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee also considered whether the independent auditors’ provision of certain other, non-audit related services to the Company, which are referred to below under the heading “Independent Auditors, Fees and Other Matters,” is compatible with maintaining such auditors’ independence.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors

William M. Cousins, Jr. (Chairman)
Alexander M. Klibanov, Ph.D.
John H. MacKinnon

Independent Auditors, Fees and Other Matters

Independent Accountants

Ernst & Young LLP, independent accountants, audited the Company’s financial statements for the fiscal year ended December 31, 2003. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire and will also be available to respond to appropriate questions from stockholders.

Independent Auditor’s Fees

The following table summarizes the fees of Ernst & Young, LLP, the Company’s independent auditor, billed to the Company for each of the last two fiscal years for audit services and billed to the Company in each of the last two fiscal years for other services:

Fee Category	2003	2002
Audit Fees (1)	$149,807	$120,954
Audit-Related Fees (2)	$5,277	$4,192
Tax Fees (3)	$40,475	$14,040
All Other Fees	$—	$—

Total Fees	$195,559	$139,186

(1)	Audit fees consist of fees for the audit of the Company’s financial statements, the review of the interim financial statements included in Company’s quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of the Company’s financial statements and which are not reported under “Audit Fees”. These services relate to due diligence in evaluating strategic opportunities, routine accounting consultations, and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to the preparation of original and amended tax returns for foreign and domestic entities of the Company, accounted for $13,750 in 2003 and $14,040 in 2002. Tax advice and tax planning services relate to transfer pricing studies for transactions between subsidiaries of the Company. The Company incurred no tax advice and tax planning services in 2002, and $26,725 in 2003.

Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditor. The policy generally provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

Compensation of Directors

Quarterly Retainer and Meeting Fees. For their services on the Board, Directors receive a quarterly retainer of $3,000, plus $1,500 for each Board meeting attended, either in person or telephonically. Committee members receive $1,000 per Committee meeting and each Committee Chairman receives an additional $500 per Committee meeting. Committee retainers and meeting fees are not paid to Directors who are officers or employees of the Company.

Director Stock Option Program. Currently all outside directors are eligible to participate in the Company’s 1997 Stock Incentive Plan. In 1994, the Company established a director option program under which options to purchase 10,000 shares of Common Stock are granted to each outside director upon his or her initial election as a director, except in the case of Mr. Barberich, who was granted options to purchase 40,000 shares of Common Stock upon his election as a director.

Each initial option granted to a director under the director option program vests in five equal annual installments beginning on the first anniversary of the date of grant. The exercise price per share equals the fair market value of a share of Common Stock on the date on which the option is granted, except that the exercise price per share was $2.00 for any initial options granted prior to January 15, 1994. The exercise price of all options must be paid in cash. Options granted under the director option program are not transferable by the director except by will or by the laws of descent and distribution and are exercisable during the lifetime of the director only while he or she is serving as a director of the Company or within 90 days after he or she ceases to serve as a director of the Company. No option is exercisable more than ten years from the date of grant. If a director dies or becomes disabled while he or she is serving as a director of the Company, the option is exercisable for a one-year period thereafter.

On October 6, 2003, the Company granted, pursuant to the Company’s 1997 Stock Incentive Plan, an option to purchase 10,000 shares of Common Stock at an exercise price of $3.00 per share, the closing price of the Common Stock on the NASDAQ National Market on the date of grant, to Mr. MacKinnon upon his initial election to the Board.

Compensation of Executive Officers

The following Summary Compensation Table sets forth summary information as to the compensation received by (i) all individuals serving as the Chief Executive Officer during 2003, and (ii) the Company’s four most highly compensated executive officers, other than the Chief Executive Officer who were serving as executive officers as of the end of 2003 and whose total paid annual salary and bonus exceeded $100,000 in fiscal year 2003, who are referred to collectively as the named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Annual Compensation					Long-Term Compensation Awards	All Other Compensation ($)(2)
	Year	Salary ($)		Bonus ($) (1)		Securities Underlying Options (#)
Paul A. Looney (3) President, Chief Executive Officer and Chairman	2003 2002	$ $	305,296 109,615	$ $	0 60,025	— 502,000	$ $	3,883 24,257

Robert M. Palladino Executive Vice President and Chief Financial Officer	2003 2002 2001	$ $ $	188,240 179,477 158,885	$ $ $	0 54,684 30,000	— 31,300 —	$ $ $	3,414 3,414 3,414

Thomas M. Keenan (4) Vice President, U.S. Sales and Marketing	2003 2002	$ $	165,752 123,494	$ $	0 24,255	— 100,000	$ $	3,467 1,967

Jonathan R. McGrath Vice President, Research and Development	2003 2002 2001	$ $ $	184,860 183,605 174,462	$ $ $	0 36,064 30,000	— 6,300 —	$ $ $	3,598 3,588 3,588

Peter C. Sutcliffe (5) Vice President, Manufacturing	2003 2002	$ $	173,299 29,593	$ $	0 8,428	— —	$ $	3,521 505

(1)	These bonuses, which were awarded for and accrued in the year noted, were paid in the subsequent year.

(2)	Represents the amounts of matching contributions made by the Company to the Retirement Savings Plan and the taxable portion of group life insurance.

(3)	Mr. Looney joined the Company in August 2002. “All Other Compensation” for 2002 includes $1,500 for matching contributions made by the Company to the Retirement Savings Plan, $993 for the taxable portion of group life insurance and $21,764 for service as the interim Chief Executive Officer in 2002.

(4)	Mr. Keenan joined the Company in March 2002.

(5)	Mr. Sutcliffe joined the Company in October 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

YEAR-END OPTION VALUES

The following table sets forth certain information regarding stock options held as of December 31, 2003 by the named executive officers.

Name	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End (1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Paul A. Looney	275,000	361,000	505,600	—
Robert M. Palladino	118,760	98,540	424,625	171,825
Thomas M. Keenan	20,000	80,000	—	—
Jonathan R. McGrath	168,760	47,540	661,625	167,875
Peter C. Sutcliffe	10,800	43,200	42,660	170,640

(1)	Value is based on the closing sales price of the Company’s Common Stock as reported by the NASDAQ National Market on December 31, 2003 ($3.95), the last trading day of the Company’s 2003 fiscal year.

Employment and Severance Agreements

On March 25, 2004, the Compensation Committee of the Board of Directors approved employment agreements with each of its named executive officers. These agreements are for an initial term of one year, subject to automatic renewal for additional periods of one year unless either party, within 60 days prior to the expiration of the current term, elects not to renew the agreement. The agreements provide for a severance payment in the event of an involuntary termination of the named executive officer by the Company, in a lump sum amount equal to the executive’s then current annual salary and the amount of the annual bonus paid to him, if any, the fiscal year preceding the date of termination, as well as continued benefits for one year. The agreements also provide that for a period of one year after the termination of employment for any reason, the executive will not engage in any business that is competitive with the Company’s embolotherapy business. Additionally, each agreement sets forth customary assignment of inventions and nondisclosure covenants in favor of the Company.

On March 25, 2004, the Compensation Committee of the Board of Directors also approved executive retention agreements for each of the named executive officers. The executive retention agreement between the Company and Mr. Looney provides that if there is a change in control of the Company, as defined in the agreement, and Mr. Looney is terminated without cause or he resigns for good reason within 12 months following the change of control, then (a) Mr. Looney will receive an amount equal to two times the highest annual salary and bonus received by Mr. Looney during the five full fiscal years prior to the change in control, (b) Mr. Looney will continue to receive, for a period of 24 months, benefits comparable to those he was receiving immediately prior to the change in control, provided that if he becomes reemployed and is eligible to receive similar benefits, the Company will no longer be required to provide such benefits, and (c) all vested stock options held by him will be exercisable for a period of 36 months. Any severance payments made to Mr. Looney pursuant to the executive retention agreement will be in lieu of payments to which he may otherwise be entitled under his employment agreement.

The executive retention agreements between the Company and each of the other named executive officers provide that if there is a change in control of the Company, as defined in the agreement, and the executive is terminated without cause, or the executive resigns for good reason, within 12 months following the change in control, then (a) the executive will receive an amount equal to the highest annual salary and bonus received by him during the five full fiscal years prior to the change in control, and (b) the executive will continue to receive, for a period of 12 months after termination of employment, benefits comparable to those he was receiving prior to termination provided that if he becomes reemployed and is eligible to receive similar benefits, the Company will no longer be required to provide such benefits. Any severance payments made to the executive pursuant to his executive retention agreement will be in lieu of payments to which he may otherwise be entitled under his employment agreement.

The executive retention agreements with each named executive officer also include a gross-up payment if any of the payments or benefits received by the named executive officer constitute “excess parachute payments” and are therefore subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended. The gross-up payment will have the effect of placing the named executive officer in the same after-tax financial position he would have been if the named executive officer had not incurred any tax liability under Section 4999.

Pursuant to the terms of the Company’s 1997 Stock Incentive Plan, upon a change of control of the Company, all awards granted to employees of the Company, including the named executive officers, shall become exercisable in full.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on its review of copies of reports filed by all officers, directors and beneficial owners of more than 10 percent of the Common Stock of the Company who are persons required to file reports (“Reporting Persons”) pursuant to Section 16(a) of the Exchange Act, or written representations from certain Reporting Persons, the Company believes that during fiscal 2003, except as provided below, all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act.

Mr. MacKinnon filed an Initial Statement of Beneficial Ownership of Securities on Form 3 on November 10, 2003 to report the amount of derivative and non-derivative securities of the Company that he beneficially owned as of October 6, 2003, the date on which he was appointed a director of the Company. Mr. Feinberg filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 on February 9, 2004 to report the acquisition of non-derivative securities of the Company by Cerberus Partners, L.P. and Cerberus International, Ltd. on July 11, 12 and 13, 2001. Mr. Palladino intends to file a Statement of Changes in Beneficial Ownership of Securities on Form 4 to report the sale of 100 shares of Common Stock on September 9, 2003.

Report of the Compensation Committee

The Compensation Committee of the Board of Directors, which is currently comprised of three independent directors, Mr. MacKinnon (Chairman), Mr. Cousins and Dr. Klibanov, is responsible for determining the compensation package of each executive officer.

The Company’s executive compensation program is designed to promote the achievement of the Company’s business goals, and, thereby, to maximize corporate performance and stockholder returns. Executive compensation generally consists of a combination of base salary, cash bonuses and stock-based incentives. The Compensation Committee considers stock incentives to be a critical component of an executive’s compensation package in order to help align executive interests with stockholder interests.

Compensation Philosophy

The objectives of the executive compensation program are to align compensation with business objectives and individual performance, and to enable the Company to attract, retain and reward executive officers who are expected to contribute to the long-term success of the Company. The Company’s executive compensation philosophy is based on the principles of competitive and fair compensation and sustained performance.

•	Competitive and Fair Compensation

The Company is committed to providing an executive compensation program that helps attract and retain highly qualified executives. To ensure that compensation is competitive, the Company compares its compensation practices with those of other companies in its industry and sets its compensation guidelines based on this review. The Company believes compensation for its executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar business of comparable size and success. The Company also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout the organization.

•	Sustained Performance

Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as achievement of operating budgets, timely development and commercial introduction of new processes and products and performance relative to competitors. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and Company values are fostered.

In evaluating each executive officer’s performance, the Company generally conforms to the following process:

•	Company and individual goals and objectives generally are set at the beginning of the performance cycle.

•	At the end of the performance cycle, the accomplishment of the executive’s goals and objectives and his contributions to the Company are evaluated.

•	The executive’s performance is then compared with peers within the Company and the results are communicated to the executive.

•	The comparative results, combined with comparative compensation practices of other companies in the Company’s industry, are then used to determine salary, target bonus and stock compensation levels.

The salary for executives is generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives. Increases in annual salaries and payment of bonus awards are based on actual corporate and individual performance compared against targeted performance and various subjective performance criteria. Targeted performance criteria vary for each executive based on his area of responsibility, and may include achievement of the operating budget for the Company as a whole or of a business group of the Company, continued innovation in development and commercialization of the Company’s technology and products, timely development and commercial introduction of new products or processes and implementation of financing. Subjective performance criteria include an executive’s ability to motivate others, develop the skills necessary to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company’s growth and success. The Committee does not use a specific formula based on these targeted performance and subjective criteria, but instead makes an evaluation of each executive officer’s contributions in light of all such criteria.

Compensation at the executive officer level also includes the long-term incentives afforded by stock options. The stock option program is designed to promote the identity of long-term interests between the Company’s employees and its stockholders and assist in the retention of executives. The size of option grants is generally intended to reflect the executive’s position with the Company and his contributions to the Company, including his success in achieving the individual performance criteria described above. The option program generally uses a five-year vesting period to encourage key employees to continue in the employ of the Company. All stock options granted to executive officers in 2003 were granted at fair market value on the date of grant.

Executive officers are also eligible to participate in the Company’s 2000 Employee Stock Purchase Plan (the “Purchase Plan”). The Purchase Plan is available to all eligible employees of the Company and generally permits participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company’s Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The

Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

Mr. Paul A. Looney’s 2003 Compensation

Mr. Looney, the President, Chief Executive Officer and Chairman, is eligible to participate in the same executive compensation plans available to the other executive officers of the Company. The Compensation Committee believes that Mr. Looney’s annual compensation, including the portion of his compensation based upon the Company’s stock option program, has been set at a level competitive and commensurate with other companies in the industry. Mr. Looney’s base salary for 2003 was $305,296, and he received no bonus compensation for 2003. Mr. Looney’s 2003 compensation was based upon a number of factors, which included:

•	developing a strategy for future position and growth of the Company;

•	achieving specified domestic and worldwide revenue and operational objectives; and

•	continuing to build a cohesive management team.

By the Compensation Committee of the Board of Directors

John H. MacKinnon (Chairman)
William M. Cousins, Jr.
Alexander M. Klibanov, Ph.D.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Mr. MacKinnon (Chairman), Mr. Cousins and Dr. Klibanov. No member of the Compensation Committee was at any time during 2003, or formerly, an officer or employee of the Company or any subsidiary of the Company, nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

Comparative Stock Performance

The Company’s Common Stock traded on the NASDAQ National Market from March 25, 1994 through January 13, 1999 and from March 29, 2000 to the present. The Company’s Common Stock traded on the National Association of Securities Dealers, Inc. OTC: Bulletin Board from January 14, 1999 through March 29, 2000.

BioSphere Medical was originally incorporated in 1993 under the name BioSepra Inc., as a chromatography media company with principal operations focused within the biotechnology and pharmaceutical markets. During 1999, the Company strategically refocused its business on the development and commercialization of its proprietary microspheres for medical applications.

The following graph compares the cumulative total stockholder return on the Company’s Common Stock for the last five fiscal years with the cumulative total return on (i) the Total Return Index for the NASDAQ Stock Market (US Companies) (the “NASDAQ Market Index (U.S.)”) and (ii) the NASDAQ Medical Devices,

Instruments and Supplies, Manufacturers and Distributors Stocks Index (the “NASDAQ Medical Devices Index”). This graph assumes the investment of $100 on December 31, 1998 in the Company’s Common Stock and each of the indices listed above, and assumes dividends are reinvested. The Company has not paid any dividends on its Common Stock and no dividends are included in the representation of the Company’s performance. The stock price performance shown in the below graph is not necessarily indicative of future price performance. Measurement points are the last trading day of the fiscal years ended December 31, 1999, 2000, 2001, 2002 and 2003.

	12/99	12/00	12/01	12/02	12/03
BioSphere Medical, Inc.	1073.77	1979.11	1898.27	1109.99	665.32
NASDAQ Market Index (U.S.)	180.85	114.50	88.38	61.84	94.00
NASDAQ Medical Devices Index	109.64	120.96	147.20	119.04	175.11

Certain Relationships and Related Transactions

None.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable and documented out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at:

BioSphere Medical, Inc.

1050 Hingham Street

Rockland, MA 02370

Attn: Robert M. Palladino

(781) 681-7900

If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

Deadline For Submission of Stockholder Proposals For The 2005 Annual Meeting

In order to be included in the proxy material for the 2005 Annual Meeting of Stockholders, stockholders’ proposed resolutions must be received by the Company at the address set forth above not later than December 20, 2004.

If a stockholder wishes to present a proposal before the 2005 Annual Meeting of the Stockholders, but does not wish to have the proposal considered for inclusion on the proxy statement and proxy card, the stockholder must give written notice to the Company at the address set forth above. The required notice must be given by March 5, 2005. If a stockholder fails to provide timely notice of a proposal to be presented at the 2005 Annual Meeting of Stockholders, the proxies designated by the Company’s Board of Directors will have discretionary authority to vote on that proposal.

By Order of the Board of Directors,

PAUL A. LOONEY
President, Chief Executive Officer and Chairman of the Board

April 19, 2004

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Appendix A

BIOSPHERE MEDICAL, INC.

AUDIT COMMITTEE CHARTER

A.	Purpose

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

B.	Structure and Membership

1.	Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.	Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.	Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.	Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.	Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1.	Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.	Independence. The Audit Committee shall take appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.	Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.	Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.	Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Audited Financial Statements

6.	Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7.	Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.	Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.	Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to perform all reviews of interim financial information prior to disclosure by the

Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

10.	Oversight. The Audit Committee shall oversee the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

11.	Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12.	Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Audit Committee.

13.	Hiring Policies. The Audit Committee shall establish policies regarding the hiring of employees or former employees of the Company’s independent auditors.

14.	Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities, but no less than quarterly. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.	Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.	Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including full and unrestricted access to any officer, employee or advisor of the Company.

7.	Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Appendix B

BIOSPHERE MEDICAL, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

A.	Purpose

The purpose of the Nominating and Corporate Governance Committee is to:

•	recommend to the Board the persons to be nominated by the Board for election as directors at any meeting of stockholders;

•	develop and recommend to the Board a set of corporate governance principles applicable to the Company; and

•	oversee the evaluation of the Board.

B.	Structure and Membership

1.	Number. The Nominating and Corporate Governance Committee shall consist of such number of directors as the Board shall from time to time determine.

2.	Independence. Except as otherwise permitted by the applicable rules of NASDAQ, each member of the Nominating and Corporate Governance Committee shall be an “independent director” as defined by such rules.

3.	Chair. Unless the Board elects a Chair of the Nominating and Corporate Governance Committee, the Committee shall elect a Chair by majority vote.

4.	Compensation. The compensation of Nominating and Corporate Governance Committee members shall be as determined by the Board.

5.	Selection and Removal. Members of the Nominating and Corporate Governance Committee shall be appointed by the Board, upon the recommendation of the Committee. The Board may remove members of the Nominating and Corporate Governance Committee from such Committee, with or without cause.

C.	Authority and Responsibilities

General

The Nominating and Corporate Governance Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Board and Committee Membership

1.	Selection of Director Nominees. Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the Committee shall consider candidates proposed by stockholders. The Committee shall review and evaluate information available to it regarding candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

2.

Criteria for Selecting Directors. The Board’s criteria for selecting directors are set forth in Attachment A to this Charter. The Nominating and Corporate Governance Committee shall use such criteria to guide its director selection process. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole. The Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.

3.	Search Firms. The Nominating and Corporate Governance Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

4.	Selection of Committee Members. The Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

Corporate Governance

5.	Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval. Evaluation of the Board; Succession Planning

Evaluation of the Board; Succession Planning

6.	Evaluation of the Board. The Nominating and Corporate Governance Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board.

7.	Succession of Senior Executives. The Nominating and Corporate Governance Committee shall oversee an annual review by the Board on succession planning, which shall include transitional Board leadership in the event of an unplanned vacancy. The Nominating and Corporate Governance Committee shall identify, and periodically review and reassess, the qualities and characteristics necessary for an effective Chief Executive Officer and Chief Financial Officer. With these principles in mind, the Nominating and Corporate Governance Committee should periodically monitor and review the development and progression of potential internal candidates against these standards.

8.	Additional Powers. The Nominating and Corporate Governance Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Nominating and Corporate Governance Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Nominating and Corporate Governance Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

3.	Reports to the Board. The Nominating and Corporate Governance Committee shall report regularly to the Board.

4.	Charter. The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5.	Independent Advisors. The Nominating and Corporate Governance Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

6.	Investigations. The Nominating and Corporate Governance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

7.	Annual Self-Evaluation. At least annually, the Nominating and Corporate Governance Committee shall evaluate its own performance.

Attachment A

CRITERIA FOR NOMINATION AS A DIRECTOR

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

6.	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

7.	Nominees should normally be able to serve for at least five years before reaching the age of 75.

Application of Criteria to Existing Directors

The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Corporate Governance Committee shall consider the existing directors’ performance on the Board and any committee, which shall include consideration of the extent to which the directors undertook continuing director education.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

Appendix C

BIOSPHERE MEDICAL, INC.

COMPENSATION COMMITTEE CHARTER

A.	Purpose

The purpose of the Compensation Committee is to assist the Board of Directors in the discharge of its responsibilities relating to compensation of the Company’s executive officers.

B.	Structure and Membership

1.	Number. The Compensation Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Compensation Committee shall be an “independent director” as defined by the applicable NASDAQ rules.

3.	Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

4.	Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5.	Selection and Removal. Members of the Compensation Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Compensation Matters

1.	Executive Officer Compensation. The Compensation Committee shall recommend for approval by the Board of Directors the compensation of the Company’s Chief Executive Officer (the “CEO”) and the Company’s other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Compensation Committee shall meet without the presence of executive officers when approving or deliberating on CEO compensation but may, in its or their discretion, invite the CEO to be present during the approval of, or deliberations with respect to, other executive officer compensation.

2.	Evaluation of Senior Executives. The Compensation Committee shall be responsible for overseeing the evaluation of the Company’s senior executives. In conjunction with the Audit Committee in the case of the evaluation of the senior financial management, the Compensation Committee shall determine the nature and frequency of the evaluation and the persons subject to the evaluation, supervise the conduct of the evaluation and prepare assessments of the performance of the Company’s senior executives, to be discussed periodically with the Board of Directors.

3.	Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans. In addition, in the case of any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not required and pursuant to which options or stock may be acquired by officers, directors, employees or consultants of the Company, the Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve such plans.

4.	Administration of Plans. The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by this charter or a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company. The Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve any inducement awards granted in reliance on the exemption from shareholder approval contained in NASDAQ Rule 4350(i)(1)(A)(iv).

5.	Director Compensation. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

6.	Management Succession. The Compensation Committee shall, at the request of the Board of Directors, periodically review and make recommendations to the Board of Directors relating to management succession planning, including policies and principles for CEO selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the CEO.

7.	Compensation Committee Report on Executive Compensation. The Compensation Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 402(k) of Regulation S-K.

8.	Compensation Committee Report on Repricing of Options/SARs. If during the last fiscal year of the Company (while the Company was a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”)) any adjustment or amendment was made to the exercise price of any stock option or stock appreciation right previously awarded to a “named executive officer” (as such term is defined from time to time in Item 402(a)(3) of Regulation S-K), the Compensation Committee shall furnish the report required by Item 402(i) of Regulation S-K.

9.	Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.

3.	Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

4.	Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Consulting Arrangements. The Compensation Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

6.	Independent Advisors. The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7.	Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

8.	Annual Self-Evaluation. At least annually, the Compensation Committee shall evaluate its own performance.

BIOSPHERE MEDICAL, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Annual Meeting of Stockholders – May 19, 2004

Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Paul A. Looney and Robert M. Palladino or each or either of them with full power of substitution, as proxies for those signing on the reverse side to act and vote at the 2004 Annual Meeting of Stockholders of BioSphere Medical, Inc., and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and, in their discretion, upon any other matters which may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder(s). If no other indication is made, the proxies shall vote “FOR” proposal number 1.

A vote for the director nominees is recommended by the Board of Directors.

PLEASE VOTE, DATE AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

COMMENTS:

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ANNUAL MEETING OF STOCKHOLDERS OF

BIOSPHERE MEDICAL, INC.

May 19, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: ☐ Paul A. Looney ☐ Timothy J. Barberich ☐ William M. Cousins, Jr. ☐ Alexander M. Klibanov, Ph.D. ☐ John H. MacKinnon ☐ Riccardo Pigliucci ☐ David P. Southwell

Please read the reverse side of this card.

Please be sure to sign and date this Proxy.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:	☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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